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                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

                                    GUARANTY

      This GUARANTY, dated as of this 29th day of September, 2004, by MICROFINANCIAL INCORPORATED, a Massachusetts corporation with its chief executive office at 10M Commerce Way, Woburn, Massachusetts 01801 (the "Guarantor"), in favor of THE CIT GROUP/COMMERCIAL SERVICES, INC., having its head office at 1211 Avenue of the Americas, New York, New York 10036 (together with its successors and assigns, "CIT"), as agent (in such capacity, the "Agent") for the Lenders under that certain Revolving Credit Agreement dated of even date herewith (the "Credit Agreement"). Terms defined in the Credit Agreement and not defined herein are used herein with the meanings given them in the Credit Agreement.

      WHEREAS, Leasecomm Corporation, a Massachusetts corporation ("Leasecomm") and TimePayment Corp. LLC ("TimePayment" and together with Leasecomm, the "Borrower"), each a wholly owned subsidiary of the Guarantor, and CIT, the Lenders and the Agent are entering into the Credit Agreement contemporaneously herewith;

      WHEREAS, the Agent and the Lenders are unwilling to enter into the Credit Agreement unless the Guarantor shall execute and deliver this Guaranty;

      NOW, THEREFORE, in order to induce the Agent and the Lenders to enter into the Credit Agreement and to make Loans to the Borrower thereunder, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Guarantor agrees as follows:

      1.GUARANTY. The Guarantor hereby unconditionally guarantees to the Agent for the benefit of the Lenders the payment and performance by the Borrower of all Obligations under the Credit Agreement, the Notes and the other Loan Documents whether direct or indirect, absolute or contingent, due or to become due or now existing or hereafter arising, including, without limitation, all fees, costs, expenses and other amounts required to be paid thereunder (the "Guaranteed Obligations"), whether upon demand, at stated maturity of the Loans, upon acceleration for default or otherwise, strictly in accordance with the terms of the Loan Documents as the same may at any time be amended, modified, renewed or extended. In addition, "Guaranteed Obligations" shall also include any and all costs and expenses incurred by the Agent and the Lenders in enforcing this Guaranty, including, without limitation, reasonable attorneys' fees and expenses incurred in connection therewith. It is understood and agreed by the Guarantor that this is a guaranty of payment and not a guaranty of collection only and that the Agent and the Lenders may proceed against the Guarantor under this Guaranty, in one or more actions, suits or proceedings, without pursuing or exhausting any right or remedy the Agent or any Lender may have against the Borrower, any other guarantor or any other Person obligated with respect to, or against any collateral securing the Guaranteed Obligations or any part thereof under the Security Documents.

      2.REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants to the Agent and the Lenders:

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            (a)   It is duly organized and validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has full power, authority and legal right and all licenses, authorizations, consents and approvals necessary to own its properties as currently owned and to carry on the business in which it is engaged or presently proposes to engage, and is duly and validly qualified to do business and is in good standing in all jurisdictions in which the character of the properties owned by it or the transaction of its business requires it to qualify to do business, other than those jurisdictions where the failure to so qualify does not and will not have a material adverse effect on its business, operations, properties or condition, financial or otherwise or its ability to perform its obligations under this Guaranty, or on the rights and interests of the Agent or the Lenders or their respective successors and the assigns hereunder.

            (b) It has the power to execute, deliver and perform its obligations under this Guaranty and has taken all necessary action, corporate or otherwise, to authorize the execution, delivery and performance of this Guaranty. No consent or approval of any Person (including, without limitation, any stockholder of the Guarantor), and no consent, license, approval, authorization, declaration, notice to or filing with any governmental authority or regulatory body, is or will be required in connection with its execution, delivery or performance, or the validity or enforcement, of this Guaranty.

            (c) This Guaranty has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

            (d) The execution and delivery of this Guaranty by it will not (i) violate or conflict with any provision of its certificate of incorporation or by-laws or (ii) violate or conflict with any provision of, or constitute a default under or breach of, or result in acceleration of any of its obligations under any contract, mortgage, note, lien, lease, franchise, license, permit, agreement, instrument, judgment, decrees, order, writ or award of any court or arbitrator to which it is a party or by which it or its property is bound.

      3.OBLIGATIONS ABSOLUTE; REVIVAL. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of the validity, legality or enforceability of the Loan Documents, or any collateral for, or securing any of the Loans or any other Guaranteed Obligations or any part thereof or any other circumstance or circumstances which might otherwise constitute a legal or equitable discharge of, or a defense available to, a surety or guarantor and regardless of any law, rule, regulation, order, writ, judgment, decree, award or other administrative or judicial pronouncement now or hereafter in effect in any jurisdiction purporting to affect in any manner any of the terms of the Loan Documents. The Agent and the Lenders may at any time or times, in their absolute discretion:

            (a) upon application of the Borrower, extend or change the time, manner, place or other term of payment of any of the Loans, as applicable, or any part thereof;

            (b) waive compliance by the Borrower or any other guarantor with any term, covenant, agreement or condition on its part to be complied with under the Loan Documents;

            (c) obtain or release any collateral, or any guarantor (including the Guarantor) obligated with respect to, the Loan Documents or any of the Loans or any part thereof, for

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failure to file, record, re-file, re-record or otherwise perfect, or for allowing to lapse any financing statements, pledge or other security interest, covering or relating to any collateral for, or securing, any of the Loans or any part thereof;

            (d) settle or compromise with the Borrower, as applicable, or any other Person obligated with respect to any of the Loans, or any part thereof, and subordinate upon any terms the Lenders' rights to receive payment of the Loans or any part thereof, and

            (e) amend or otherwise modify the Loans or any part thereof or the Loan Documents, or the liability of the Borrower or any other person or entity obligated with respect thereto, in any manner;

all without notice to or the assent of the Guarantor and without affecting this Guaranty or the liability of the Guarantor hereunder, which shall continue with respect to the Guaranteed Obligations as extended, changed, modified, settled or compromised, until fully paid in cash or payment is otherwise duly provided for in a manner satisfactory to the Agent and the Lenders. This Guaranty, and the liability of the Guarantor hereunder, shall be reinstated and revived, and the Agent's and the Lenders' rights under this Guaranty shall continue, with respect to any amount (or portion thereof) at any time paid to or received by the Agent or any Lender on account of any of the Loans or the Loan Documents that shall, at any time after the Agent's or such Lender's receipt of such payment, be required to be restored or returned by the Agent or such Lender upon the bankruptcy, insolvency or reorganization of the Borrower or any other Person obligated with respect to any of the Loans, or for any other reason, all as though such amount (or portion thereof) had not been so paid or received by the Agent or such Lender.

      4. WAIVER OF SUBROGATION CLAIMS; SUBORDINATION.

            (a) The Guarantor hereby waives any claims, rights or remedies which it may now have or hereafter acquire against the Borrower that arise hereunder and/or from the performance by it hereunder, including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification or participation in any claim, right or remedy of the Agent or any Lender against the Borrower or any security which the Agent or any Lender now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise, and if any amount shall be paid to the Guarantor on account of such rights, each and every amount so paid shall forthwith be paid to the Agent, to be credited and applied against the Obligations, whether matured or matured.

            (b) The Guarantor hereby agrees that any and all of its rights to the payment of any and all present and future Indebtedness and dividends and distributions in respect of stock of the Borrower to the Guarantor shall be subordinate and subject to the rights of the Agent and the Lenders to payment in full of the Obligations, and if an Event of Default shall have occurred and payment in full of the Obligations shall have been demanded, all of the Obligations shall be paid in full and all of the Lenders' Commitments shall have terminated before any payment or other distribution shall be made by any Borrower to the Guarantor.

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            (c)   The Guarantor hereby agrees that should any payment or
distribution be received by the Guarantor contrary to the provisions of this Section or contrary to the provisions of the Credit Agreement, whether in connection with any insolvency, bankruptcy, liquidation, reorganization, arrangement, readjustment, composition, dissolution or other similar proceeding involving the Borrower, or otherwise, such payment or distribution shall be paid over to the Agent for application to the Obligations or any of the other Guaranteed Obligations, whether or not then due and in the order set forth in
Section 2.8 of the Credit Agreement, and the Guarantor hereby irrevocably assigns to the Agent for the benefit of the Lenders all of its claims against and all rights in and to all Indebtedness due to the Guarantor from the Borrower, and the Guarantor hereby irrevocably authorizes and appoints the Agent to effect the collection of any amounts due thereon for application to the payment of the Guaranteed Obligations.

      5.GUARANTOR'S CONSENT TO SET-OFF. Upon the occurrence of any default in payment of principal or interest of any Note in accordance with the terms thereof and after applicable grace periods, if any (whether upon demand, at stated maturity, upon acceleration for default or otherwise), or upon occurrence and continuance of a Default, each Lender is hereby irrevocably authorized at any time and from time to time without notice to the Guarantor, any such notice being expressly waived by the Guarantor, to set- off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect or contingent or matured or unmatured, at any time held or owing by the such Lender to or for the credit or the account of the Guarantor, or any part thereof, in such amounts as such Lender may elect, against and on account of the Guaranteed Obligations, in any currency, as such Lender may elect, whether or not such Lender has made any demand for payment. The rights of the Lenders under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lenders may have.

      6.WAIVER. The Guarantor hereby waives (a) acceptance of this Guaranty by the Agent and the Lenders and notice thereof, (b) presentment for payment, demand, notice of non payment, protest and notice of protest with respect to each of the Loans or the other Guaranteed Obligations or any part thereof and all other notices and (c) promptness by the Agent or any Lender in giving any notice to or making any claim or demand upon the Guarantor hereunder, but no act or omission of any kind in the premises shall in any way affect this Guaranty or impair the Agent's or any Lender's rights hereunder.

      7.NOTICES. Except as otherwise provided for herein, all notices, requests, reports and other communications pursuant to this Guaranty shall be in writing, either by letter (delivered by hand or commercial messenger service or sent by certified mail, return receipt requested), or telecopier (followed by a hard copy), addressed as follows:

      If to the Guarantor:

                MicroFinancial Incorporated
                10M Commerce Way
                Woburn, Massachusetts 01801
                Attention:  Richard F. LaTour, President
                Telecopier: (781) 994-4710

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      with a copy to:

                Edwards & Angell
                100 Federal Street
                Boston, Massachusetts 02110
                Attention: Gerald P. Hendrick, Esq.
                Telecopier: (617) 439-4170

      If to CIT or the Agent:

                1211 Avenue of the Americas
                New York, New York 10036
                Attention:  Stephen Leavenworth, Senior Vice President
                Telecopier: (212) 382-6875

      with a copy to:

                Burton Winnick, Esq.
                Gadsby Hannah LLP
                225 Franklin Street
                Boston, Massachusetts 02110
                Telecopier: (617) 204-8015

      If to any other Lender, at such Lender's address for notices set forth in the Credit Agreement;

or at any other address specified by such party in writing.

Any notice, request or communication hereunder shall be deemed to have been given on the day on which it is delivered by hand or commercial messenger service to such party at its address specified above, or, if sent by mail, on the third Business Day after the day deposited in the mail, postage prepaid, or, if sent by telecopier, when electronically or verbally confined. Any party may change the person or address to whom or which notices are to be given hereunder, by notice duly given hereunder; provided, however that any such notice shall be deemed to have been given hereunder only when actually received by the party to which it is addressed.

      8. APPLICATION OF PAYMENTS AND CONTINUING GUARANTY. All amounts paid hereunder (other than amounts paid in respect of costs and expenses of the Agent and the Lenders incurred in enforcing this Guaranty) shall be applied to reduce the Guaranteed Obligations. This Guaranty shall remain in full force and effect until the Guaranteed Obligations shall have been indefeasibly paid in full in cash or payment of the Guaranteed Obligations has been duly provided for in a manner satisfactory to the Agent and the Lenders, all expenses (which the Guarantor hereby agrees to pay) incurred by the Agent and the Lenders in enforcing this Guaranty have been paid, and all of the Commitments shall have terminated. This Guaranty may not be released, altered, modified or amended except in a writing signed by the Agent.

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      9. GOVERNING LAW BINDING CHARACTER. This Guaranty shall be governed by and construed and enforced in accordance with the laws of the State of New York, without reference to its principles of conflict of laws. This Guaranty shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the Agent, the Lenders, and their respective successors and assigns. Notwithstanding the foregoing, the Guarantor shall not be permitted to assign any of its obligations hereunder (voluntarily, by operation of law or otherwise) without the prior written consent of the Agent and the Lenders.

      10. CONSENT TO JURISDICTION. The Guarantor irrevocably consents that any legal action or proceeding against it under, arising out of or in any manner relating to this Guaranty or any Loan Document may be brought in any court of the State of New York or any Federal Court sitting therein. The Guarantor, by the execution and delivery of this Guaranty, expressly and irrevocably assents and submits to the personal jurisdiction of any of such courts in any such action or proceeding. The Guarantor further irrevocably consents to the service of any complaint, summons, notice or other process relating to any such action or proceeding by delivery thereof to it by hand or by mail in the manner provided for in Section 7 hereof. The Guarantor hereby expressly and irrevocably waives any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis. The Guarantor shall not be entitled in any such action or proceeding to assert any defense given or allowed under the laws of any state other than the State of New York unless such defense is also given or allowed by the laws of the State of New York. Nothing in this Section 10 shall affect, or impair in any manner or to any extent the right of the Agent or any Lender to commence legal proceedings or otherwise proceed against the Guarantor in any jurisdiction or to serve process in any manner permitted by law.

      11. WAIVER OF JURY TRIAL. THE GUARANTOR WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF, THIS GUARANTY OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

      12. SURVIVAL. The representations and warranties of the Guarantor set forth in Section 2 hereto shall survive the execution and delivery of this Guaranty.

      13. REMEDIES. All remedies afforded by reason of this Guaranty are separate and cumulative remedies and it is agreed that no one of such remedies, whether exercised or not, shall be deemed to be in exclusion of any of the other remedies available to the Agent and the Lenders and shall in no way limit or prejudice any other legal or equitable remedy which the Agent or any Lender may have hereunder and with respect to the Guaranteed Obligations. The Guarantor agrees that included within the equitable remedies available hereunder is the right of the Lenders to elect to have any and all of the obligations and agreements of the Guarantor hereunder specifically performed.

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                                                                  EXECUTION COPY

                                           MICROFINANCIAL INCORPORATED

                                           By: /s/ Richard F. Latour
                                               -------------------------
                                               Richard F. Latour
                                               President